Novellus and Lam Research Novellus and Lam Research
Novellus and Lam Research
Director Meeting
Director Meeting
December 15
th
, 2011
Filed by Novellus Systems, Inc.
Pursuant to Rule 425 under the Securities Act of 1933
and deemed filed pursuant to Rule 14a-12
under the Securities Exchange Act of 1934
Subject Company: Novellus Systems, Inc.
Commission File No.:  000-17157
Exhibit 99.6

P. 2 P. 2
A Transformative Transaction
A Transformative Transaction
Novellus and Lam Research have signed an agreement to
Novellus and Lam Research have signed an agreement to
combine the two companies
combine the two companies
• • The new company will be called Lam Research The new company will be called Lam Research
• • NASDAQ symbol is: LRCX NASDAQ symbol is: LRCX
The  ~$3.3 billion, all-stock deal is expected to close in
The  ~$3.3 billion, all-stock deal is expected to close in
Q2 of CY2012
Q2 of CY2012
This is a GAME-CHANGING move for both companies.
This is a GAME-CHANGING move for both companies.
Together, we can bring value to our customers, employees,
Together, we can bring value to our customers, employees,
and shareholders that we couldn’t have done
and shareholders that we couldn’t have done
independently.
independently.
Both management teams are excited about what this will
Both management teams are excited about what this will
mean for the future of our combined companies
mean for the future of our combined companies
Novellus Systems Confidential

P. 3 P. 3
Compelling Strategic Rationale
Compelling Strategic Rationale
Complementary products and technology
Complementary products and technology
Accelerates the pace of innovation
Accelerates the pace of innovation
Superior ability to meet customer requirements
Superior ability to meet customer requirements
Enhances revenue growth
Enhances revenue growth
Significant operational synergies
Significant operational synergies
Novellus Systems Confidential

P. 4 P. 4
Novellus + Lam Research = A Powerful Combination
Novellus + Lam Research = A Powerful Combination
Lam is a $3.1B leader in etch and single wafer clean technology
Lam is a $3.1B leader in etch and single wafer clean technology
Novellus’
Novellus’
businesses are complementary to Lam’s
businesses are complementary to Lam’s
Together we believe we can grow revenue faster
Together we believe we can grow revenue faster
•
•
More opportunity for growth with complementary adjacent technologies
More opportunity for growth with complementary adjacent technologies
•
•
Optimizing collective development for next-generation tools
Optimizing collective development for next-generation tools
•
•
Leveraging complementary customer relationships
Leveraging complementary customer relationships
Increased scale enables more comprehensive support tailored to
Increased scale enables more comprehensive support tailored to customers’
customers’
needs
needs
Combined management strength can grow the company to new
Combined management strength can grow the company to new
levels
levels
Combined company = $4.6 billion in revenue
Combined company = $4.6 billion in revenue
Novellus Systems Confidential

P. 5 P. 5
Complementary Product Leadership
Complementary Product Leadership
Expect
Expect
to
to
serve
serve
~32%
~32%
of
of
total
total
wafer
wafer
fab
fab
equipment
equipment
market
market
Novellus Systems Confidential
Note:  CVD: chemical vapor deposition; Cu ECD:  copper electrochemical deposition ; WCVD: tungsten chemical vapor deposition.
Source:  Leadership positions based on Gartner Dataquest and company data specific to 2010 shares; WFE percentages based on Gartner Dataquest and company data.

P. 6 P. 6
Enhanced Financial Profile
Enhanced Financial Profile
1
Pro forma as of September 30, 2011.
Novellus Systems Proprietary Information Novellus Systems Proprietary Information
Multiple value creation levers
Multiple value creation levers

P. 7 P. 7
The Right Time –
The Right Time –
the Right Combination
the Right Combination
IC device complexity is growing
• Semiconductor roadmap facing steep technology and cost challenges
• Increases the importance for customers to partner with strong suppliers
Opportunities for equipment suppliers are growing
• Long-term demand being driven by mobility and cloud computing trends
• Chipmakers require strategic vendors who can address technical challenges
Right combination for future growth opportunities
• Combined company will be able to deliver solutions neither could offer independently
• Increased scale enables comprehensive support capabilities tailored to customers’ needs
• Technical adjacencies support rapid development of leading-edge process solutions
• Efficiently & effectively develop solutions for next-gen technology, including 450 mm
• Management depth and breadth capable of accomplishing combined goals
Novellus Systems Confidential

P. 8 P. 8
The Right Fit –
The Right Fit –
Our Cultures
Our Cultures
Both companies have roots in Silicon Valley
• Headquartered in San Jose and Fremont with operations in many of the same locations
Our customer support structures are essentially the same
• Our respective customer strengths will be beneficial across all products
Our employees share similar values and a spirit of innovation
Our executive teams share similar and complementary management styles
• Martin Anstice will be the President and CEO
• Tim Archer will be the COO
• Ernie Maddock will be the CFO
Novellus Systems Confidential

P. 9 P. 9
Initial Observations About Combining the Companies
Initial Observations About Combining the Companies
Cultures are very compatible
Cultures are very compatible
Approach to managing the business is very similar
Approach to managing the business is very similar
Fundamental organizational structures are essentially
Fundamental organizational structures are essentially
the same
the same
The challenge facing us is to create a highly effective
The challenge facing us is to create a highly effective
new organization while realizing committed synergies
new organization while realizing committed synergies
We will be methodical, thoughtful, and fair about
We will be methodical, thoughtful, and fair about
decisions relating to organizational change
decisions relating to organizational change
Novellus Systems Confidential

P. 10 P. 10
Next Steps
Next Steps
Preparing for an efficient
Preparing for an efficient
and successful integration
and successful integration
Novellus Systems Proprietary Information Novellus Systems Proprietary Information

P. 11 P. 11
What Does This Mean for Me Now?
“Business as usual” until the transaction closes
• Estimated to be Q2 2012
• Stay focused on your current goals and objectives
Communication with your Lam counterparts will occur
through an executive staff member
We will share further information about integration as it
becomes available
We are planning a true business combination
• In the short run, Novellus employees will continue on their current
Compensation & Benefits programs
Novellus Systems Confidential

P. 12 P. 12
Where Can I Find More Information?
Where Can I Find More Information?
A link to resources for employees can be found on
the Fifth Arrow under the link: Novellus and Lam
Research Merger
• Employee memo
• Employee FAQs
• Video of San Jose meeting
Schedule meetings with your direct reports as
soon as possible (today or tomorrow) to review the
details of the announcement
Novellus Systems Confidential

P. 13 P. 13
In Closing
In Closing
Novellus has never been positioned better with
industry leading products and technology to meet
the demand of next generation semiconductor
devices
None of this would be possible without your
support.
We’re confident that together we’ll build an even
greater legacy in the semiconductor equipment
industry
Novellus Systems Confidential

P. 14 P. 14
How to Find Further Information
How to Find Further Information
This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed merger, Lam Research intends to file with the SEC a registration statement on Form S-4 that will include a joint proxy statement of Lam Research and Novellus Systems that also constitutes a prospectus of Lam Research. Lam Research and Novellus Systems will furnish the joint proxy statement/prospectus and other relevant documents to their respective security holders in connection with the proposed merger of Lam Research and Novellus Systems. BEFORE MAKING
ANY VOTING OR INVESTMENT DECISION, WE URGE SECURITY HOLDERS AND INVESTORS TO
READ THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND
SUPPLEMENTS THERETO) AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN
THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION ABOUT LAM RESEARCH AND NOVELLUS SYSTEMS AND THE
PROPOSED MERGER. The proposals for the merger will be made solely through the joint proxy statement/prospectus. In addition, a copy of the joint proxy statement/prospectus (when it becomes available) may be obtained free of charge from Lam Research Corporation, Investor
Relations, 4650 Cushing Parkway, Fremont, CA 94538-6401, or from Novellus Systems, Investor
Relations, 4000 North First Street, San Jose, CA 95134. Security holders will be able to obtain, free of charge, copies of the joint proxy statement/prospectus and S-4 Registration Statement and any other documents filed by Lam Research or Novellus Systems with the SEC in connection with the proposed Merger at the SEC’s website at http://www.sec.gov, and at the companies’ websites at
www.Lam Research.com and www.Novellus.com, respectively.
Novellus Systems Confidential

P. 15 P. 15
Forward Looking Statements
Forward Looking Statements
This announcement contains, or may contain, “forward-looking statements”
concerning Lam Research and Novellus Systems (together such companies and their subsidiaries being the “Merged Company”), which are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Generally,
the words “believe,” “anticipate,” “expect,” “may,” “should,” “could,” and other future-oriented terms identify forward-looking statements. Forward-looking statements include, but are not limited to, statements relating to the following: (i) the expected benefits of the Merger and the repurchase program, the expected accretive effect of the Merger and the repurchase program on the Merged Company’s financial results, expected cost, revenue, technology and other synergies, the expected impact for customers, employees and end-users, future capital expenditures, expenses, revenues, earnings, economic performance, financial condition, losses and future prospects; (ii) business and management strategies and the expansion and growth of
Lam Research’s or Novellus Systems’ operations; (iii) the effects of government regulation on Lam Research’s, Novellus Systems’ or the Merged Company’s
business; (iv) future industry developments and trends; (v) the anticipated timing of shareholder meetings and completion of the proposed merger and the repurchase program; and (vi) assumptions underlying any of the foregoing statements.
Novellus Systems Confidential

P. 16 P. 16
Forward Looking Statements (cont.)
Forward Looking Statements (cont.)
These forward-looking statements are based upon the current beliefs and expectations of the management of Lam Research and Novellus
Systems and involve risks and uncertainties that could cause actual results to differ materially from those expressed in the forward-
looking statements. Many of these risks and uncertainties relate to factors that are beyond Lam Research’s and Novellus Systems’ ability to control or estimate precisely and include, without limitation: the ability to obtain governmental or stockholder approvals of the Merger or to satisfy other conditions to the Merger on the proposed terms and timeframe; the possibility that the Merger does not close when expected or at all, or that the companies may be required to modify aspects of the Merger to achieve regulatory approval; the ability to realize the expected synergies or other benefits from the transaction in the amounts or in the timeframe anticipated; the potential harm to customer, supplier, employee and other relationships caused by the announcement or closing of the Merger; the ability to integrate
Novellus Systems’ and Lam Research’s businesses in a timely and cost-efficient manner; uncertainties in the global economy and credit markets; unanticipated trends with respect to the cyclicality of the semiconductor industry; and rates of change in, future shipments, margins, market share, capital expenditures, revenue and operating expenses generally; volatility in quarterly results and in the stock price of the Merged Company; customer requirements and the ability to satisfy those requirements; customer capital spending and their demand for the Merged Company’s products; the ability to defend the Merged Company’s market share and to gain new market share;
anticipated growth in the industry and the total market for wafer-fabrication and support equipment and the Merged Company’s growth relative to such growth; levels of research and development expenditures; the estimates made, and the accruals recorded, in order to implement critical accounting policies (including but not limited to the adequacy of prior tax payments, future tax liabilities and the adequacy of the Merged Company’s accruals relating to them); access to capital markets; the ability to manage and grow the Merged
Company’s cash position; the sufficiency of the Merged Company’s financial resources to support future business activities (including but not limited to the repurchase program, operations, investments, debt service requirements and capital expenditures); inventory levels and inventory valuation adjustments; the impact of legal proceedings; unexpected shipment delays which adversely impact shipment volumes; inaccuracies related to the timing and satisfaction of remaining obligations related to vacated leases; the inability to recover the amortized cost of investments in auction-rate securities, market changes negatively affecting auction-rate securities and the government’s inability to guarantee the underlying securities; the inability to enforce the Merged Company’s patents and protect its trade secrets; and other risks and uncertainties, including those detailed from time to time in Lam Research’s and Novellus Systems’ periodic reports (whether under the caption Risk Factors or Forward Looking Statements or elsewhere). Neither Lam Research nor Novellus
Systems can give any assurance that such forward-looking statements will prove to have been correct. The reader is cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this announcement. Neither Lam Research nor Novellus Systems nor any other person undertakes any obligation to update or revise publicly any of the forward-looking statements set out herein, whether as a result of new information, future events or otherwise, except to the extent legally required.
Nothing contained herein shall be deemed to be a forecast, projection or estimate of the future financial performance of Lam Research,
Novellus Systems, or the Merged Company, following the implementation of the Merger or otherwise. No statement in this announcement should be interpreted to mean that the earnings per share, profits, margins or cash flows of Lam Research or the Merged Company for the current or future financial years would necessarily match or exceed the historical published figures.
Novellus Systems Confidential

P. 17 P. 17
Participants in the Solicitation
Participants in the Solicitation
The directors and executive officers of Lam Research and Novellus Systems may be deemed to be participants in the solicitation of proxies in connection with the approval of the proposed transaction. Lam Research plans to file the registration statement that includes the joint proxy statement/prospectus with the SEC in connection with the solicitation of proxies to approve the proposed transaction.
Information regarding Lam Research’s directors and executive officers and their respective interests in Lam Research by security holdings or otherwise is available in its Annual Report on Form 10-K filed with the SEC on August 19, 2011 and its Proxy
Statement on Schedule 14A filed with the SEC on September 19, 2011. Information regarding Novellus Systems’ directors and executive officers and their respective interests in Novellus Systems by security holdings or otherwise is available in its
Annual Report on Form 10-K filed with the SEC on February 25, 2011 and its Proxy
Statement on Schedule 14A filed with the SEC on April 8, 2011. Additional information regarding the interests of such potential participants is or will be included in the joint proxy statement/prospectus and registration statement, and other relevant materials to be filed with the SEC, when they become available, including in connection with the solicitation of proxies to approve the proposed transaction and to elect directors.
Novellus Systems Confidential